Exhibit 10.3

INERGY, L.P.,

INERGY FINANCE CORP.

and

THE GUARANTORS NAMED ON THE SIGNATURE PAGE HEREOF

8.25% SENIOR NOTES DUE 2016

SECOND SUPPLEMENTAL INDENTURE

AND AMENDMENT — SUBSIDIARY GUARANTEE

Dated as of November 5, 2010

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

This SECOND SUPPLEMENTAL INDENTURE, dated as of November 5, 2010, is among Inergy, L.P., a Delaware limited partnership (the “Company”), Inergy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), each of the parties identified under the caption “Guarantors” on the signature page hereto (the “Guarantors”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuers, the initial Guarantors and the Trustee entered into an Indenture, dated as of January 17, 2006, as supplemented by the First Supplemental Indenture thereto, dated as of April 24, 2008 (as so supplemented, the “Indenture”), pursuant to which the Issuers have issued $400,000,000 aggregate principal amount of 8.25% Senior Notes due 2016 (the “Notes”);

WHEREAS, Section 9.01(g) of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture in order to comply with Section 4.13 or 10.03 thereof, without the consent of the Holders of the Notes;

WHEREAS, (i) Inergy Acquisition Company, LLC changed its name to Inergy Midstream, LLC, (ii) Inergy Stagecoach II, LLC changed its name to Finger Lakes LPG Storage, LLC, (iii) Farm & Home Retail Oil Company, LLC merged with and into Inergy Propane, LLC and (iv) each of US Salt, LLC, Liberty Propane GP, LLC, Liberty Propane, LP, Liberty Propane Operations, LLC, Inergy Pipeline East, LLC, Tres Palacios Gas Storage, LLC, Inergy Partners, LLC and IPCH Acquisition Corp. are being added as additional Guarantors of the Notes; and

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Guarantors and of the Trustee necessary to make this Second Supplemental Indenture a valid instrument legally binding on the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1

Section 1.01. This Second Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02. This Second Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the Guarantors and the Trustee.

ARTICLE 2

From this date, in accordance with Section 4.13 or 10.03 and by executing this Second Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.

ARTICLE 3

Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.

INERGY, L.P.

By:	Inergy GP, LLC,
its Managing General Partner

By	/s/ John J. Sherman
Name:	John J. Sherman
Title:	President and Chief Executive Officer

INERGY FINANCE CORP.

By:	/s/ John J. Sherman
Name:	John J. Sherman
Title:	President and Chief Executive Officer

[SIGNATURE PAGE CONTINUED ON NEXT PAGE]

GUARANTORS

INERGY PROPANE, LLC
INERGY MIDSTREAM, LLC
L & L TRANSPORTATION, LLC
INERGY TRANSPORTATION, LLC
FINGER LAKES LPG STORAGE, LLC
INERGY GAS MARKETING, LLC
INERGY STORAGE, INC.
STELLAR PROPANE SERVICE, LLC
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.
INERGY SALES & SERVICE, INC.
ARLINGTON STORAGE COMPANY, LLC
US SALT, LLC
LIBERTY PROPANE GP, LLC
LIBERTY PROPANE, LP, BY LIBERTY PROPANE GP, LLC, ITS GENERAL PARTNER
LIBERTY PROPANE OPERATIONS, LLC
INERGY PIPELINE EAST, LLC
TRES PALACIOS GAS STORAGE, LLC
INERGY PARTNERS, LLC
IPCH ACQUISITION CORP.

By:	/s/ John J. Sherman
Name:	John J. Sherman
Title:	President and Chief Executive Officer

[SIGNATURE PAGE CONTINUED ON NEXT PAGE]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President